EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of China Ivy School, Inc. (the "Company") does hereby certify, to such officer's knowledge, that the Quarterly Report on Form 10-Q/A of the Company for the three months ended March 31, 2008 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: September 19, 2008                       /s/ Jian Xue
                                                --------------------------------
                                                Jian Xue
                                                Chief Financial Officer